                                                                    EXHIBIT 99.2


                                ESCROW AGREEMENT

         This Agreement is made and entered into as of this 18th day of July, 1996, by and among American Stock Transfer and Trust Company (the "Escrow Agent"), Quarterdeck Corporation, a Delaware corporation ("Quarterdeck"), VSI Acquisition Corporation, a California corporation ("Acquisition Sub"), each of the shareholders of Vertisoft Systems, Inc., a California corporation (the "Company" or "Surviving Corporation"), listed on the execution pages hereto (individually, a "Shareholder" and, collectively, the "Shareholders"), and Anatoly Tikhman in his capacity as the sole member of the Shareholders' Committee (the "Committee").

                              W I T N E S S E T H:

         WHEREAS, Quarterdeck, Acquisition Sub, the Company, the Shareholders and Vertisoft Direct, Inc., a California corporation ("Vertisoft Direct"), have entered into an Agreement and Plan of Reorganization, dated as of July 15, 1996 (collectively, with all amendments, schedules, exhibits and certificates referred to therein, the "Reorganization Agreement"), which provides for the merger of Vertisoft Direct with and into the Company and the subsequent the acquisition of the Company by Quarterdeck by way of a merger (the "Merger"); and

         WHEREAS, the Reorganization Agreement provides that on the effective date of the Merger, certain shares of Quarterdeck's common stock, par value $.001 per share ("Quarterdeck Common Stock"), to be issued in the Merger and otherwise distributable to the Shareholders pursuant thereto will be deposited in escrow with the Escrow Agent pursuant to this Agreement.

         NOW, THEREFORE, in consideration of the mutual premises and covenants contained in the Reorganization Agreement and herein, the parties agree as follows:

                                   ARTICLE I
                            Escrow and Escrow Shares

                 1.1. ESCROW. Pursuant to the Reorganization Agreement and subject to Sections 2.1 and 2.2 of this Agreement, ten percent (10%) of the shares of Quarterdeck Common Stock issuable in the Merger shall be withheld pro rata from all Shareholders in the Merger and shall be delivered into escrow to the Escrow Agent on the effective date of the Merger (such shares to be delivered into escrow are referred to herein as the "Escrow Shares"). There are initially 349,999 Escrow Shares, and the initial number of Escrow Shares beneficially owned by each Shareholder is set forth in EXHIBIT A attached hereto. The Escrow Agent shall initially hold in escrow Quarterdeck Common Stock certificates in the names of each of the Shareholders. The Escrow Shares shall be held and distributed by the Escrow Agent in accordance with the terms and conditions of this Agreement.

                                   ARTICLE II
                          Application of Escrow Shares

                 2.1. DISTRIBUTION OF ESCROW SHARES. The Escrow Shares shall be held as a source of satisfaction of indemnification claims made by Quarterdeck, Acquisition Sub, the Surviving Corporation and other indemnified parties under Section 7.2 of the Reorganization Agreement (collectively, the "Indemnified Parties" and, individually, an "Indemnified Party"). Within five
(5) business days after the earlier of (i) the date one year from the Closing of the Merger, and (ii) the date the first audit of Quarterdeck's financial statements which include the results of operations of the Company has been completed and Quarterdeck has received a signed opinion from its independent auditors certifying such financial statements, the Escrow Agent shall, upon receipt of written notice from Quarterdeck, distribute to the Shareholders all of the Escrow Shares then held in escrow pursuant to Article I hereof, less the number of Escrow Shares (in whole shares) having an aggregate market value (determined as provided in Article 7 of the Reorganization Agreement) most nearly equal to the amount of any pending claims asserted by the Indemnified Parties under the Reorganization Agreement, with the value of such pending claims determined in good faith by the Board of Directors of Quarterdeck, after taking into account such factors as the Board of Directors shall deem appropriate, provided that if the Committee by prompt written notice to the Escrow Agent does not agree with the Board of Directors' determination of the amount of any such pending claims, the amount of any such pending claims shall be finally determined in accordance with Section 2.4 of this Agreement. Each Shareholder shall receive in such distribution the number of Escrow Shares then held for his account less the number of his Escrow Shares subject to such pending claims as determined under Section 2.2.

                 The Escrow Shares not so distributed pursuant to this Section
2.1 shall be retained in escrow by the Escrow Agent until all such pending claims are resolved and the Escrow Agent receives written instructions from Quarterdeck to distribute such Escrow Shares; provided, that upon the disposition of any such claims prior to the disposition of all such claims, the Escrow Agent shall, upon receipt of written instructions from Quarterdeck, deliver to the Shareholders such number of Escrow Shares (in whole shares) as is indicated in such written notice and as is most nearly equal to the excess of the aggregate market value of the remaining Escrow Shares (determined as provided in Article 7 of the Reorganization Agreement) over the amount of the remaining unresolved and pending aggregate claims as determined above. The number of Escrow Shares to be so distributed to each Shareholder shall be determined in the same manner as that for the preceding paragraph.

                 2.2. PROCEDURE FOR INDEMNIFICATION OF QUARTERDECK AND THE SURVIVING CORPORATION. If any Indemnified Party shall have any claim pursuant to Section 7.2(a) of the Reorganization Agreement (including claims resulting from the assertion of liability by third parties) for which it seeks recourse against the Escrow Shares, it shall promptly give written notice thereof to the Escrow Agent and the Committee, including in such notice a brief description of the facts upon which such claim is based and the amount thereof. If the Committee objects to the allowance of any such claims, it shall give written notice to such Indemnified Party and the Escrow Agent within twenty (20) days following receipt of such notice of claim, advising such Indemnified Party and the Escrow Agent that it does not consent to the delivery of any or some of the Escrow Shares out of escrow for application to such claims. If no such written notice is provided by the Committee and received by such Indemnified Party and the Escrow Agent within twenty (20) days following the Escrow Agent's receipt of such notice of claim, the Escrow Agent shall, within five (5) business days after the expiration of the prior notice period, deliver out of escrow to such Indemnified Party the lesser of: (i) the number of the Escrow Shares (in whole shares) that have an aggregate market value (determined as provided in Article 7 of the Reorganization Agreement) most nearly equal to the amount of the claim or claims thus to be satisfied, or (ii) all of the Escrow Shares that are subject to such claim. If the Committee provides such Indemnified Party and the Escrow Agent with written notice within the foregoing twenty (20) day period that the Committee objects to such application of the Escrow Shares after a claim has been made, the Escrow Agent shall hold the number of the Escrow Shares (in whole shares) that have an aggregate market value (determined as provided in Article 7 of the Reorganization Agreement) most nearly equal to the amount of the claim or claims then made in escrow until the rights of such Indemnified Party and the Shareholders with respect thereto have been agreed upon between the Committee and Quarterdeck in accordance with this Agreement and the Escrow Agent receives written notice accordingly. If any distribution referred to in this Section 2.2 in satisfaction of a claim under Section 7.2(a) of the Reorganization Agreement involves fewer than all of the Escrow Shares, the number of shares so distributed shall be deducted from the accounts of each party having an ownership interest in the Escrow Shares pro rata based on the number of Escrow Shares beneficially owned by each Shareholder (other than Escrow Shares subject to pending claims under Section 7.2(b) of the Reorganization Agreement) at the time of such distribution. The same procedure as the foregoing shall apply to claims against a particular Shareholder under
Section 7.2(b) of the Reorganization Agreement, except that any distribution of Escrow Shares in satisfaction of such a claim shall be made solely from Escrow Shares held for the account of such Shareholder. Claims against the Escrow Shares under Section 7.2(b) of the Reorganization Agreement shall be given effect prior to claims under Section 7.2(a) of the Reorganization Agreement.

                 2.3. OWNERSHIP OF ESCROW SHARES; VOTING RIGHTS. The Shareholders shall remain the registered owners of Escrow Shares while they are held in escrow and shall retain the right to vote the Escrow Shares and receive distributions thereon and the obligations to pay all taxes, assessments, and charges with respect thereto, but the Shareholders shall not have the right to sell, transfer, pledge, hypothecate or otherwise dispose of any Escrow Shares; provided, that any distribution of stock of Quarterdeck on or with respect to the Escrow Shares and any other shares or securities into which such Escrow Shares may be changed or for which they may be exchanged pursuant to corporate action of Quarterdeck affecting holders of Quarterdeck Common Stock generally shall be delivered to the Escrow Agent and upon such delivery and receipt, held in escrow and shall be subject to the indemnity and escrow provisions of
Article 7 of the Reorganization Agreement. All amounts earned and received into escrow on the Escrow Shares (dividends or other distributions) shall be distributed pro rata to the Shareholders from time to time upon the written request of the Committee, and the Escrow Agent shall be reimbursed by Quarterdeck for the reasonable cost of such distribution. The Escrow Agent shall have no responsibility or liability for shares or property not delivered and received by it.

                 2.4 ARBITRATION. Any controversy involving a claim by Quarterdeck pursuant to Article 7 of the Reorganization Agreement or this Agreement or a claim by any Shareholder pursuant to Article 7 of the Reorganization Agreement or this Agreement shall be finally settled by arbitration in Los Angeles, California, in accordance with the then-current Commercial Arbitration Rules of the American Arbitration Association, and judgment upon the award rendered by the arbitrators may be entered in any court having jurisdiction thereof. Such arbitration shall be conducted by three arbitrators chosen by mutual agreement of the Committee and Quarterdeck. Failing such agreement, the arbitration shall be conducted in accordance with the foregoing rules. There shall be limited discovery prior to the arbitration hearing, subject to the discretion of the arbitrators, as follows: (a) exchange of witness lists and copies of documentary evidence and documents related to or arising out of the issues to be arbitrated, (b) depositions of all party witnesses, and (c) such other depositions as may be allowed by the arbitrators upon a showing of good cause. Depositions shall be conducted in accordance with the California Code of Civil Procedure. The cost and expenses (including counsel fees) of the prevailing party or parties with respect to any such arbitration shall be borne by the other party or parties.

                                  ARTICLE III
                         Authority and Indemnification

                 3.1 AUTHORITY. Upon consummation of the Merger and in consideration of issuance of the Escrow Shares, each Shareholder shall be deemed to have irrevocably appointed the Committee as their attorneys in fact to contest, settle, compromise or otherwise dispose of any claim made by Quarterdeck in accordance with this Agreement. No further documentation shall be required to evidence such appointment, and such power of attorney shall be coupled with an interest, thereby confirming such appointment as irrevocable. Anatoly Tikhman, in his capacity as sole member of the Committee, shall be empowered to act in his sole discretion with respect to all matters arising under this Agreement.

                 3.2 INDEMNITY. The Committee member shall not be liable to anyone whatsoever by reason of any error of judgment or for any act done or step taken or omitted by him in good faith or for any mistake of fact or law for anything which he may do or refrain from doing in connection herewith unless caused by or arising out of his own gross negligence or willful misconduct. Each Shareholder shall, jointly and severally, indemnify and hold the Committee member harmless from any and all liability and expense (including, without limitation, counsel fees) that may arise out of any action taken or omitted by him as the Committee member in accordance with this Agreement, as the same may be amended, modified or supplemented, except such liability and expense as may result from the gross negligence or willful misconduct of the Committee member.

                 3.3 RELIANCE. The Committee member shall be entitled to treat as genuine any letter, paper, facsimile, telex, or other document furnished or caused to be furnished to it by any party to this Agreement and believed by him to be genuine and to have been telexed, telegraphed, faxed, or cabled or signed and presented by any party to this Agreement.

                 3.4. REPLACEMENT OF MEMBER. If the undersigned Committee member shall die, become disabled or otherwise be unable or unwilling to fulfill his responsibilities hereunder, such member or the representative of such member's estate shall select a replacement member or members. The Escrow Agent shall be notified in writing of any change in the composition of the Committee by such replacement member(s).

                                   ARTICLE IV
                                  ESCROW AGENT

                 4.1. DUTIES AND OBLIGATIONS. The duties and obligations of the Escrow Agent are exclusively set forth in this Agreement, as each may from time to time be amended. The Escrow Agent may request and rely upon, and shall be protected in acting or refraining from acting upon, any written notice, request, waiver, consent, receipt or other paper or document from Quarterdeck, the Company, or the Committee member, not only as to its due execution and the validity and effectiveness of its provisions, but also as to the truth of any information therein contained, that the Escrow Agent in good faith believes to be genuine and as to which the Escrow Agent shall have no actual notice of invalidity, lack of authority or other deficiency.

                 The Escrow Agent shall not be liable for any error of judgment, or for any act done or step taken or omitted by it in good faith, or for any mistake of fact or law, for anything which it may do or refrain from doing in connection therewith, except for any liability arising from its own gross negligence or willful misconduct.

                 The Escrow Agent shall be entitled to consult with competent and responsible counsel of its choice with respect to the interpretation of the provisions hereof, and any other legal matters relating hereto, and shall be fully protected in taking any action or omitting to take any action in good faith in accordance with the advice of such counsel. The Escrow Agent shall be entitled to request written instructions from Quarterdeck or the Committee as the case may be, and shall have the right to refrain from acting until it has received such written instructions.

                 No provision in this Agreement or in the Reorganization Agreement shall require the Escrow Agent to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties hereunder; provided that the Escrow Agent will be promptly paid or reimbursed by Quarterdeck upon request for any and all expenses, fees, costs, disbursements and/or advances which may be incurred or made by it in accordance with the provisions hereof (including reasonable compensation, and any expenses and disbursements of Escrow Agent's counsel, and all agents not regularly in Escrow Agent's employ).

                 4.2. RISK OF LOSS. The Escrow Agent acknowledges and agrees that the Escrow Agent bears the exclusive risk of loss, theft or damage with respect to the Escrow Shares in its possession.

                 4.3. ESCROW AGENT'S COMPENSATION. Quarterdeck shall pay to the Escrow Agent compensation in respect of the Escrow Agent's duties and obligations under this Agreement. Upon the execution of this Agreement and the delivery of the Escrow Shares to the Escrow Agent, the Escrow Agent shall be entitled to a one-time escrow fee of [$1,000]; provided that in the event that the escrow contemplated by this Agreement remains in effect after the one (1) year anniversary of the consummation of the Merger, then the Escrow Agent shall be entitled to receive from Quarterdeck such additional escrow fees as the parties may agree.

                 4.4. RESIGNATION. The Escrow Agent may resign at any time by giving not less than sixty (60) days written notice thereof to each of Quarterdeck and the Committee.

                 4.5. SUCCESSOR ESCROW AGENT. Upon receipt of the Escrow Agent's notice of resignation, Quarterdeck and the Committee may appoint a successor escrow agent. Upon the acceptance of the appointment as escrow agent hereunder by a successor escrow agent and the transfer to such successor escrow agent of the Escrow Shares, the resignation of the Escrow Agent shall become effective and the Escrow Agent shall be discharged from any future duties and obligations under this Agreement.

                 4.6. CONFLICTING DEMANDS. If on or before the close of escrow the Escrow Agent receives or becomes aware of any conflicting demands or claims with respect to the Escrow Shares or the rights of any of the parties hereto to such Escrow Shares, the Escrow Agent shall have the right to discontinue any or all further acts on the Escrow Agent's part until such conflict is resolved to the Escrow Agent's satisfaction, and the Escrow Agent shall have the right to commence or defend any action or proceedings for the determination of such conflict. In the event any of the above-described events occur, each of Quarterdeck, on the one hand, and the Shareholders (pro rata based on the number of shares of Quarterdeck Common Stock issued to the Shareholders in connection with the Merger), on the other hand, agree to pay one half of all costs, damages, judgments and expenses, including reasonable attorneys fees, suffered or incurred by the Escrow Agent in connection with, or arising out of, such conflicting demands or claims, including, without limitation, a suit in interpleader brought by the Escrow Agent.

                 4.7. INDEMNITY. Except with respect to Quarterdeck's obligation to pay the Escrow Agent's compensation as provided in Section 4.3, the Shareholders and Quarterdeck hereby agree to jointly and severally indemnify the Escrow Agent for, and to hold it harmless against, any loss, liability or expense arising out of or in connection with this Agreement and carrying out its duties hereunder, including the costs and expenses of defending itself against any claim or liability, except in those cases where the Escrow Agent has been guilty of gross negligence or willful misconduct. Anything in this Agreement to the contrary notwithstanding, in no event shall the Escrow Agent be liable for special, indirect or consequential loss or damage of any kind whatsoever (including, but not limited to, lost profits), even if the Escrow Agent has been advised of the likelihood of such loss or damage and regardless of the form of action.

                                   ARTICLE V
                                 Miscellaneous

                 5.1. NOTICES. Unless otherwise provided, all notices or other communications required or permitted to be given to the parties hereto shall be in writing and shall be deemed to have been given if personally delivered, including personal delivery by facsimile, provided that the sender receives telephonic or electronic confirmation that the facsimile was received by the recipient and that such facsimile is followed the same day by mailing by certified or registered mail, return receipt requested, first class postage prepaid (a "Mailing"), upon receipt of courier delivery or the third day following a Mailing, addressed as follows (or at such other address as the addressed party may have substituted by notice pursuant to this Section 5.1):


                 (a)      If to Quarterdeck or Acquisition Sub:
                          Quarterdeck Corporation
                          13160 Mindanao Way, 3rd Floor
                          Marina del Rey, CA  90292
                          Attention:  Bradley D. Schwartz, Esq.
                          Facsimile:  (310) 309-4218

                 (b) If to the Committee, to their respective addresses set forth below their respective names on the execution pages hereto.

                          with a copy to:
                          Donald C. Reinke, Esq.
                          Pezzola & Reinke, APC
                          1999 Harrison Street, Suite 1300
                          Oakland, California  94612
                          Facsimile:  (510) 834-7440

                 (c)      If to the Escrow Agent:

                          American Stock Transfer and Trust Company
                          6201 15th Avenue
                          Brooklyn, New York  11219
                          Attention:  Ms. Paula Magno
                          Facsimile:  (718) 921-8331

                 5.2. TERMINATION. This Agreement shall terminate upon the mutual written express agreement of Quarterdeck and the Committee. In any event, this Agreement shall terminate when all of the Escrow Shares have been distributed according to its terms.

                 5.3. INTERPRETATION. The validity, construction, interpretation and enforcement of this Agreement shall be determined and governed by the laws of the State of California. The invalidity or unenforceability of any provision of this Agreement or the invalidity or unenforceability of any provision as applied to a particular occurrence or circumstance shall not affect the validity or enforceability of any of the other provisions of this Agreement or the applicability of such provision, as the case may be. In the event of a conflict between the terms of this Agreement and the Reorganization Agreement, the terms of the Reorganization Agreement shall govern. All capitalized terms used in this Agreement, unless otherwise defined herein, shall have the meanings ascribed to them in the Reorganization Agreement. No party hereto, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all provisions of this Agreement shall be construed in accordance with their fair meaning, and not strictly for or against any party hereto.

                 5.4. COUNTERPARTS. This Agreement may be signed in two or more counterparts, each of which shall be deemed an original and all of which shall constitute one agreement.

                 5.5. TRANSFER OF INTERESTS. None of the Shareholders shall sell, transfer, pledge, hypothecate or otherwise dispose of any Escrow Shares, or any interest therein prior to the distribution of such Escrow Shares in accordance with Section 2.1 above.

                 5.6. TAXES. For purposes of federal and state income taxation, the Escrow Shares shall be treated as owned by the Shareholders and this Agreement shall be interpreted in a manner to effect the Shareholders' ownership of the Escrow Shares for such tax purposes.

         IN WITNESS WHEREOF, the parties have signed this Agreement on the day and year first above written.

                                     AMERICAN STOCK TRANSFER AND TRUST
                                     COMPANY, as Escrow Agent


                                     By:  /s/ HERBERT J. LEMMER
                                        ---------------------------------------
                                     Name:    Herbert J. Lemmer
                                     Title:   Vice President

                                     QUARTERDECK CORPORATION, a Delaware
                                     corporation

                                     By:  /s/ BRADLEY D. SCHWARTZ
                                        ---------------------------------------
                                     Name:    Bradley D. Schwartz
                                     Title:   Secretary and Senior Vice
                                              President

                                     VERTISOFT SYSTEMS, INC.
                                     a California corporation

                                     By /s/ ANATOLY TIKHMAN
                                        ---------------------------------------
                                     Name:  Anatoly Tikhman
                                     Title: President

                                     THE SHAREHOLDERS:

                                     /S/ ANATOLY TIKHMAN
                                     ------------------------------------------
                                     Anatoly Tikhman

                                     /S/ PHILIP JOHNSON
                                     -----------------------------------------
                                     Philip Johnson

                                     /S/ JACOB GRAUDENZ
                                     ------------------------------------------
                                     Jacob Graudenz

                                     THE COMMITTEE:

                                     /S/ ANATOLY TIKHMAN
                                     ------------------------------------------
                                     Anatoly Tikhman



                                     Address:  2501 16th Street
                                     -------------------------------------------
                                               San Francisco, CA 94116
                                     -------------------------------------------

                                     -------------------------------------------

                                   EXHIBIT A

                  INITIAL ESCROW SHARES OWNED BY SHAREHOLDERS

                 SHAREHOLDERS                                                         NO. OF ESCROW SHARES
                 ------------                                                         --------------------
                 Anatoly Tikhman                                                            244,221

                 Philip Johnson                                                              83,221

                 Jacob Graudenz                                                              22,557